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                                                                                             Annuities Service Center
                                                                                             Insurance Licensed
                                                                                             Registered Representative
                                                                                             1-800-513-0805
                                                                                             Fax 1-800-576-1217
                                                                                             www.prudentialannuities.com
[LOGO OF PRUDENTIAL]
                                                                                             Regular Mail Delivery
Prudential                                                                                   Annuities Service Center
PREMIER(R) RETIREMENT                                                                        P.O. Box 7960
VARIABLE ANNUITY APPLICATION FORM                                                            Philadelphia, PA 19176

Annuities are issued by Pruco Life Insurance Company                                         Overnight Service, Certified or
                                                                                             Registered Mail Delivery
                                                                                             Prudential Annuities Service Center
                                                                                             2101 Welsh Road
                                                                                             Dresher, PA 19025

PRODUCT SELECTION       [__________] ADVISOR VARIABLE ANNUITY (This application must be accompanied by the appropriate completed advisory paperwork signed by both the Registered Investment Advisor and the Owner.)

SECTION 1  OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] C Corporation*   [_] S Corporation*
[_] Other*   |_____________________________________|

*    If the Owner is a Trust,  Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust/Entity)         [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|_________________________________________________________________________| |______-___-_________________| |___________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |_________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

  Name (First, Middle, Last)                          [_] Male [_]Female      Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |______-___-________________| |____________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |_____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

Relationship to Owner: |____________________________________________________________________________|

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

  Name (First, Middle, Last)                          [_] Male [_]Female      Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |______-___-________________| |____________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))


P-VAA(2/10)                                                                                  ORD 202827 Rev (7/12) | page 1 of 8
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SECTION 2  BENEFICIARY INFORMATION

..    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the
     Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary
Beneficiary, then only Contingent Beneficiaries may be designated below.
________________________________________________________________________________________________________________________________

Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |______-___-______________________________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                                %
               |______________________________________________| |_________________________________________| |__________________|
________________________________________________________________________________________________________________________________

Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |______-___-______________________________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                                %
               |______________________________________________| |_________________________________________| |__________________|
________________________________________________________________________________________________________________________________

Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |______-___-______________________________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                                %
               |______________________________________________| |_________________________________________| |__________________|

SECTION 3  ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

[_] YES [_] NO   If yes, a State Replacement Form is required for NAIC model regulation states.

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

[_] YES [_] NO   If yes, complete the following and submit a State Replacement Form, if required.

  Company Name                                   Policy or Annuity Number                   Year Issued
|____________________________________________| |________________________________________| |____________________________________|

Use Section 7 of this Application to specify additional coverage.

B. TYPE OF CONTRACT TO BE ISSUED

[_] Non-Qualified   [_] SEP-IRA*   [_] Roth 401(k)*(Plan Year) |_______|  [_] 457(b)*(gov't. entity)

[_] 401*(Plan Year) |__________|   [_] IRA   [_] Roth IRA   [_] 403(b)*   [_] 457(b)*(501(c) tax-exempt)

[_] Other |_________________|

*    The following information is required if the contract being requested is an employer plan.

  Employer Plan No. (if available)                              Employer Plan Phone No.
|___________________________________________________________| |________________________________________________________________|

  Employer Plan Name                                            Employer Plan Contact Name
|___________________________________________________________| |________________________________________________________________|

  Street Address                                        City                              State                ZIP
|___________________________________________________| |_______________________________| |_________________| |__________________|


P-VAA(2/10)                                                                                  ORD 202827 Rev (7/12) | page 2 of 8
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SECTION 3  ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.
________________________________________________________________________________________________________________________________

SOURCE OF FUNDS

[_] Non-Qualified   [_] SEP-IRA   [_] 403(b)   [_] Traditional IRA   [_] 401(a)   [_] Roth IRA   [_] 401(k)

[_] Other |________________________________________________|
________________________________________________________________________________________________________________________________

QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE

Indicate type of initial estimated payment(s).                         Indicate type of initial estimated payment(s).

[_] Transfer...........  $ [____________]                              [_] 1035 Exchange..................  $ [____________]
[_] Rollover...........  $ [____________]                              [_] Amount Enclosed................  $ [____________]
[_] Direct Rollover....  $ [____________]                              [_] CD Transfer or Mutual Fund
[_] IRA / Roth IRA                                                         Redemption.....................  $ [____________]
    Contribution.......  $ [____________] for tax year [____________]

    If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS (ONLY ONE MAY BE CHOSEN)

RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR MAY VARY. IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY
APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

[_] Highest Daily Lifetime(R) Income 2.0
[_] Spousal Highest Daily Lifetime(R) Income 2.0
[_] Highest Daily Lifetime(R) Income 2.0 with Lifetime Income Accelerator
[_] Highest Daily Lifetime(R) Income 2.0 with Highest Daily Death Benefit
[_] Spousal Highest Daily Lifetime(R) Income 2.0 with Highest Daily Death Benefit

SECTION 4   INVESTMENT SELECTION

A. 6 OR 12 MONTH DOLLAR COST AVERAGING (DCA) PROGRAM - PLEASE SEE THE PROSPECTUS FOR DETAILS ON THIS PROGRAM.

If not enrolling in 6 or 12 Month DCA, proceed to Section 4B.

If enrolling in 6 or 12 Month DCA, check the applicable box and proceed to Section 4B to select the Portfolios to which your
DCA transfers will be allocated. You may not participate in both the 6 and 12 Month DCA at the same time.

6 OR 12 MONTH DCA MAY NOT BE AVAILABLE IN ALL STATES.

[_] 6 Month DCA [____________] % of purchase payments OR [_] 12 Month DCA [____________] % of purchase payments

If you have elected a 6 or 12 month DCA program, you may NOT elect any of the MVA Options in Section 4B.

If you choose to allocate less than 100% of your purchase payment to the 6 or 12 month DCA program, the remaining percentage of your purchase payment will be allocated to the investments you select in Section 4B.


P-VAA(2/10)                                                                                  ORD 202827 Rev (7/12) | page 3 of 8
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SECTION 4  INVESTMENT SELECTION (CONTINUED)

B. INVESTMENT ALLOCATIONS

>    IF YOU ARE ELECTING AN OPTIONAL BENEFIT IN SECTION 3D, you must choose from the Asset Allocation Portfolios listed in BOX 1:
     Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100%.

>    IF YOU ARE NOT ELECTING AN OPTIONAL BENEFIT, you may allocate among any of the portfolios and MVA Options listed in BOXES 1,
     2, 3, 4 or 5 in any percentage combination totaling 100%.

INVESTMENTS SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

BOX 1 | ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                                TACTICAL                                  ALTERNATIVE
[_] AST Balanced Asset Allocation          [_] AST CLS Moderate Asset Allocation     [_] AST Academic Strategies Asset Allocation
[_] AST Capital Growth Asset Allocation    [_] AST Horizon Moderate Asset            [_] AST Advanced Strategies
[_] AST FI Pyramis(R) Asset Allocation         Allocation                            [_] AST BlackRock Global Strategies
[_] AST Franklin Templeton Founding        [_] AST J.P. Morgan Global Thematic       [_] AST J.P. Morgan Strategic Opportunities
    Funds Allocation                       [_] AST Schroders Global Tactical         [_] AST Schroders Multi-Asset World Strategies
[_] AST New Discovery Asset Allocation     QUANTITATIVE                              [_] AST Wellington Management Hedged Equity
[_] AST Preservation Asset Allocation      [_] AST First Trust Balanced Target
[_] AST T. Rowe Price Asset Allocation     [_] AST First Trust Capital Appreciation
                                               Target                                            BOX 1 TOTAL [_____]%

BOX 2 | BOND PORTFOLIOS %

[_] AST Lord Abbett Core Fixed Income      [_] AST Prudential Core Bond
[_] AST Neuberger Berman Core Bond         [_] AST Western Asset Core Plus Bond
[_] AST PIMCO Total Return Bond                                                                  BOX 2 TOTAL [_____]%

BOX 3 | ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                           MID-CAP GROWTH                            SMALL-CAP VALUE
[_] AST Goldman Sachs Concentrated         [_] AST Goldman Sachs Mid-Cap Growth      [_] AST Goldman Sachs Small-Cap Value
    Growth                                 [_] AST Neuberger Berman Mid-Cap          [_] AST Small-Cap Value
[_] AST Jennison Large-Cap Growth              Growth                                INTERNATIONAL EQUITY
[_] AST Marsico Capital Growth             MID-CAP VALUE                             [_] AST International Growth
[_] AST MFS Growth                         [_] AST Mid-Cap Value                     [_] AST International Value
[_] AST T. Rowe Price Large-Cap Growth     [_] AST Neuberger Berman / LSV            [_] AST JP Morgan International Equity
LARGE-CAP BLEND                                Mid-Cap Value                         [_] AST MFS Global Equity
[_] AST QMA US Equity Alpha                FIXED INCOME                              [_] AST Parametric Emerging Markets
LARGE-CAP VALUE                            [_] AST High Yield                            Equity
[_] AST BlackRock Value                    [_] AST Money Market                      SPECIALTY PORTFOLIO
[_] AST Goldman Sachs Large-Cap Value      [_] AST PIMCO Limited Maturity Bond       [_] AST Cohen & Steers Realty
[_] AST Jennison Large-Cap Value           [_] AST T. Rowe Price Global Bond         [_] AST Global Real Estate
[_] AST Large-Cap Value                    [_] AST Western Asset Emerging Markets    [_] AST Quantitative Modeling *
[_] AST MFS Large-Cap Value                    Debt                                  [_] AST T. Rowe Price Natural Resources
[_] AST T. Rowe Price Equity Income        SMALL-CAP GROWTH
                                           [_] AST Federated Aggressive Growth       * Not available with any optional benefit
                                           [_] AST Small-Cap Growth

                                                                                                 BOX 3 TOTAL [_____]%

                                                                                                                     (Continued)

P-VAA(2/10)                                                                                  ORD 202827 Rev (7/12) | page 4 of 8
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SECTION 4  INVESTMENT SELECTION (CONTINUED)

B. INVESTMENT ALLOCATIONS

BOX 4 | PROFUND PORTFOLIOS %

  LARGE-CAP GROWTH                        SPECIALTY PORTFOLIO
  [_] ProFund VP Large-Cap Growth         [_] ProFund VP Consumer Goods
  LARGE-CAP VALUE                         [_] ProFund VP Consumer Services
  [_] ProFund VP Large-Cap Value          [_] ProFund VP Financials
  MID-CAP GROWTH                          [_] ProFund VP Health Care
  [_] ProFund VP Mid-Cap Growth           [_] ProFund VP Industrials
  MID-CAP VALUE                           [_] ProFund VP Real Estate
  [_] ProFund VP Mid-Cap Value            [_] ProFund VP Telecommunications
  SMALL-CAP GROWTH                        [_] ProFund VP Utilities
  [_] ProFund VP Small-Cap Growth
  SMALL-CAP VALUE
  [_] ProFund VP Small-Cap Value                                                                 BOX 4 TOTAL [_____]%

BOX 5 | MVA OPTIONS %

  [_]  3 -Year Guarantee Period           [_] 7 -Year Guarantee Period
  [_]  5 -Year Guarantee Period           [_] 10 -Year Guarantee Period

                                                                                                 BOX 5 TOTAL [_____]%

                                                                                     CUMULATIVE (TOTAL 100%) [_____]%

SECTION 5  E-DOCUMENTS

By providing my e-mail address below, and my signature in Section 9 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to: account statements, confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying
Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notifications will be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to Prudential's website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential's website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address |________________________________________________________________________________________________________________|

SECTION 6  INSURANCE LICENSED REGISTERED REPRESENTATIVE AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" to Perform Contract Maintenance and Provide Investment/Allocation
Instructions. For definitions, see Definitions and Disclosures.

DO YOU AUTHORIZE your Insurance Licensed Registered Representative to perform any of the designated activities below?
[_] Yes   [_] No

Please indicate what designated activities you authorize your Insurance Licensed Registered Representative to have:

[_] PERFORM CONTRACT MAINTENANCE     [_] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

P-VAA(2/10)                                                                                  ORD 202827 Rev (7/12) | page 5 of 8
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SECTION 7  ADDITIONAL INFORMATION

IF NEEDED FOR:   . Special Instructions     . Beneficiaries      . Contingent Annuitant (for custodial business only)
                 . Annuity Replacement      . Entity Authorized Individuals

|_______________________________________________________________________________________________________________________________|

|_______________________________________________________________________________________________________________________________|

SECTION 8  NOTICES & DISCLAIMERS

ALASKA: All statements and descriptions in an application for an    MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR
insurance policy or annuity contract, or in negotiations for the    MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE
policy or contract, by or in behalf of the insured or annuitant,    OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT,
shall be considered to be representations and not warranties.       FINES OR A DENIAL OF INSURANCE BENEFITS.
Misrepresentations, omissions, concealment of facts, and
incorrect statements may not prevent a recovery under the policy    MARYLAND: Any person who knowingly or willfully presents a false
or contract unless either (1) fraudulent; (2) material either to    or fraudulent claim for payment of a loss or benefit or who
the acceptance of the risk, or to the hazard assumed by the         knowingly or willfully presents false information in an
insurer; or (3) the insurer in good faith would either not have     application for insurance is guilty of a crime and may be
issued the policy or contract, or would not have issued a policy    subject to fines and confinement in prison.
or contract in as large an amount, or at the same premium or
rate, or would not have provided coverage with respect to the       NEW JERSEY: Any person who includes any false or misleading
hazard resulting in the loss, if the true facts had been made       information on an application for an insurance policy is subject
known to the insurer as required either by the application for      to criminal and civil penalties.
the policy or contract or otherwise.
                                                                    NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO THIS
ARIZONA: Upon written request an insurer is required to provide,    QUESTION:
within a reasonable time, factual information regarding the
benefits and provisions of the annuity contract to the contract     1. Did you receive a prospectus for this annuity? [_] YES [_] NO owner.
                                                                    2. Do you believe the annuity meets your financial objectives
If for any reason you are not satisfied with this contract, you        and anticipated future financial needs? [_] YES [_] NO
may return it to us within 10 days (or 30 days for applicants 65
or older) of the date you receive it. All you have to do is take    OHIO: Any person who, with intent to defraud or knowing that he
it or mail it to one of our offices or to the representative who    is facilitating a fraud against an insurer, submits an
sold it to you, and it will be canceled from the beginning. If      application or files a claim containing a false or deceptive
this is not a variable contract, any monies paid will be            statement is guilty of insurance fraud.
returned promptly. If this is a variable contract, any monies
paid will be returned promptly after being adjusted according to    OKLAHOMA: WARNING - Any person who knowingly, and with intent to
state law.                                                          injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete
CALIFORNIA: If any Participant(s)/Owner(s) (or Annuitant for        or misleading information is guilty of a felony.
entity-owned contracts) is age 60 or older, you are required to
complete the "Important Information for Annuities Issued or         OREGON and VERMONT: - Any person who knowingly presents a
Delivered in California" form.                                      materially false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under
COLORADO: It is unlawful to knowingly provide false, incomplete,    state law.
or misleading facts or information to an insurance company for
the purpose of defrauding or attempting to defraud the company.     PENNSYLVANIA: Any person who knowingly and with intent to
Penalties may include imprisonment, fines, denial of insurance,     defraud any insurance company or other person files an
and civil damages.                                                  application for insurance or statement of claim containing any materially false information or conceals for the purpose of
Any insurance company or agent of an insurance company who          misleading, information concerning any fact material thereto
knowingly provides false, incomplete, or misleading facts or        commits a fraudulent insurance act, which is a crime and
information to a policy holder or claimant for the purpose of       subjects such person to criminal and civil penalties.
defrauding or attempting to defraud the policy holder or
claimant with regard to a settlement or award payable from          TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to knowingly
insurance proceeds shall be reported to the Colorado Division of    provide false, incomplete or misleading information to an
Insurance within the Department of Regulatory Agencies.             insurance company for the purpose of defrauding the company.
                                                                    Penalties include imprisonment, fines, and denial of insurance
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE,        benefits.
DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN
APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING          ALL OTHER STATES: Any person who knowingly and willfully
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.              presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false
KENTUCKY: Any person who knowingly and with intent to defraud       information in an application for insurance is guilty of a crime
any insurance company or other person files an application for      and may be subject to fines and confinement in prison.
insurance containing any materially false information or
conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

P-VAA(2/10)                                                                                  ORD 202827 Rev (7/12) | page 6 of 8
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SECTION 9  OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

..    I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

..    I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

..    I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

..    I acknowledge that I have received a current prospectus for this annuity; and

..    Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

Note: For Trusts, Corporations or other Entity-owned Applications: This application must be accompanied by a completed Certificate of Entity Ownership Form.

BY SIGNING BELOW AND HAVING ENTERED AN E-MAIL ADDRESS IN SECTION 5, E-DOCUMENTS, I AM PROVIDING MY INFORMED CONSENT TO RECEIVE
STANDARD REGULATORY DOCUMENTS AND OTHER DOCUMENTS LISTED IN SECTION 5 BY ELECTRONIC DELIVERY.

REQUIRED         State where signed   |____________________________| (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S
                                                                     STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.
I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.


SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Owner Signature                                                                Month     Day      Year

TITLE (IF ANY)   |_______________________________________________________________|
                   If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.


SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Co-Owner Signature                                                             Month     Day      Year


SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Annuitant Signature (if different from Owner)                                  Month     Day      Year


P-VAA(2/10)                                                                                  ORD 202827 Rev (7/12) | page 7 of 8
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SECTION 10  INSURANCE LICENSED REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. INSURANCE LICENSED REGISTERED REPRESENTATIVE
Name (First, Middle, Last)                                                                                      Percentage
|__________________________________________________________________________________________________________| |____________________|%

  ID Number                                  Telephone Number                            E-mail
|________________________________________| |_________________________________________| |__________________________________________|

  Name (First, Middle, Last)                                                                                     Percentage
|__________________________________________________________________________________________________________| |____________________|%

  ID Number                                  Telephone Number                           E-mail
|________________________________________| |_________________________________________| |__________________________________________|

B. BROKER/DEALER

Name |____________________________________________________________________________________________________________________________|

C. REQUIRED QUESTIONS

1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

[_] Yes [_] No

2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

[_] Yes [_] No  If yes, submit a State Replacement Form, if required.

INSURANCE LICENSED REGISTERED REPRESENTATIVE STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT.
I ACKNOWLEDGE THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.

SIGN HERE        |_______________________________________________________________|   |___________________- ______- ________________|
                  Insurance Licensed Registered Representative Signature                         Month     Day       Year

SIGN HERE        |_______________________________________________________________|   |___________________- ______- ________________|
                  Insurance Licensed Registered Representative Signature                         Month     Day       Year

FOR BROKER/DEALER USE ONLY |__________________________________________________| |__________________________________________________|
                              Networking No.                                     Annuity No. (If established)

P-VAA(2/10)                                                                                   ORD 202827 Rev (7/12) | page 8 of 8
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DEFINITIONS AND DISCLOSURES                                        E-DOCUMENTS: If the e-Documents service is elected, the Owner(s)
                                                                   will not receive paper documents, unless paper documents are
You are advised to consult the prospectus or annuity for           specifically requested. You must include the e-mail address of
explanations of any of the terms used, or contact Pruco Life       the Owner(s) who will be notified by e-mail when documents are
with any questions.                                                available for viewing on the Prudential Web site. You may update your subscription information, change your e-mail address, and
ANNUITY COMMENCEMENT DATE: The Annuity Date will be the first      revoke consent or obtain a paper copy of any document by
day of the month following the 95th birthday of the oldest of      contacting ANNUITIES SERVICE CENTER at 1-800- 513-0805 or by
any Owner, Co-Owner or Primary Annuitant. If you would like to     e-mail at SERVICE@PRUDENTIAL.COM. The availability of certain
elect an earlier Annuity Date, you may do so once the contract     e-Documents may be subject to change. Pruco Life will notify you
is issued by completing an Annuity Change Form.                    regarding changes to the types of documents offered
                                                                   electronically for viewing.
AUTHORIZATION: In Section 6, you may grant or deny your
Financial Professional access to your Annuity Contract             Consent will be withdrawn upon due proof of your death, if all
Information and give that person the ability to perform the        of your contracts are fully surrendered or when you notify us
activities you have selected. Neither Pruco Life nor any person    that you are revoking your consent to e-Documents service.
authorized by Pruco Life will be responsible for, and you agree
to indemnify and hold Pruco Life harmless from and against, any    INVESTMENT SELECTION: Pyramis is a registered service mark of
claim, loss, taxes, penalties or any other liability or damages    FMR LLC. Used under license.
in connection with, or arising out of, any act or omission if we
acted on an authorized individual's instructions in good faith     IRS CODE 501: Section of the Internal Revenue Code that
and in reliance on this Authorization.                             generally exempts certain corporations and trusts from Federal income tax. This exemption covers charitable organizations.
THE DESIGNATED ACTIVITIES ARE DEFINED AS FOLLOWS:
                                                                   OWNER OF ANNUITY: The term "Owner" may be referred to as
1. PERFORM CONTRACT MAINTENANCE                                    "Participant" in your annuity. In these forms, for simplicity, the Participant is referred to as Owner.
"Contract Maintenance" is currently limited to the following:
changes to the Address-of-Record for the Owner(s), increasing or   TAX REPORTING AND WITHHOLDING STATEMENT: There may be tax
decreasing systematic investment amounts under a Systematic        implications as a result of certain cash distributions,
Investment program or termination of a Systematic Investment       including systematic withdrawals, and the request(s) (including
program and increasing or decreasing systematic withdrawal         tax reporting and withholding) cannot be reversed once
amounts under a Systematic Withdrawal program or termination of    processed. Federal and some state laws require that Pruco Life
a Systematic Withdrawal program. Additional maintenance            withhold income tax from certain cash distributions, unless the
activities may be available in the future.                         recipient requests that we not withhold. You may not opt out of withholding unless you have provided Pruco Life with a U.S.
2. PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS                      residence address and a Social Security Number/ Taxpayer
                                                                   Identification Number. If you request a distribution that is
"Investment/Allocation Instructions" includes all activities       subject to withholding and do not inform us in writing NOT to
which affect the investment of your Contract Value in the          withhold Federal Income Tax before the date payment must be
Sub-Accounts available (consult your current prospectus). These    made, the legal requirements are for us to withhold tax from
activities include transfers between Sub-Accounts; initiating,     such payment.
terminating or making changes to allocation instructions, where
applicable, for Optional Programs such as Systematic               If you elect not to have tax withheld from a distribution or if
Withdrawals, Automatic Rebalancing, Dollar Cost Averaging and      the amount of Federal Income Tax withheld is insufficient, you
Fixed Option renewal.                                              may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding
This authorization may be revoked by calling 1-800-513-0805.       estimated tax payments are not sufficient. For this purpose you
Proper identification of the caller will be required to revoke     may wish to consult with your tax advisor.
this authorization. Note: This Section cannot be used for Third
Party Investment Advisor authorizations.                           Some states have enacted State tax withholding. Generally, however, an election out of Federal withholding is an election
BENEFICIARIES                                                      out of State withholding.

..    The Owner reserves the right to change the Beneficiary        SITUS RULES: Contracts solicited, signed and issued outside of
     unless the Owner notifies Pruco Life in writing that the      the client's resident state require that a fully completed Situs
     Beneficiary designation is irrevocable.                       Form be submitted with the application. In the event that the financial professional is licensed in both the client's resident
..    If an Attorney-in-Fact signs the enrollment, the              state and the state of solicitation, and where the Situs Form
     Attorney-in-Fact may only be designated as a Beneficiary if   criteria is not applicable, the annuity may be issued in the
     the Power-of-Attorney instrument and the relevant state law   client's resident state. The Additional Information Section of
     permit it.                                                    the application should be noted to reflect that the contract should be issued in the client's resident state and not the
DEATH BENEFIT: Death benefit proceeds are payable in equal         state of signing.
shares to the surviving Beneficiaries in the appropriate
Beneficiary class unless you request otherwise.                    Please note that all state specific requirements apply to the state in which the contract is being issued.
The death benefit under Pruco Life becomes payable to the
designated Beneficiary upon first death of any Owner. For          We may apply certain limitations, restrictions, and/or standards
Entity-Owned Annuities, the death benefit is paid upon the death   as a condition of our issuance of an Annuity and/or acceptance
of the Annuitant unless a Contingent Annuitant has been named.     of Purchase Payments.

You should be aware that currently, federal law does not           We have the right to reject this application.
recognize same sex civil union partners, domestic partners or
same sex spouses as spouses under federal law. Therefore, we       Prudential Annuities, Prudential, the Prudential logo and the
cannot permit a same-sex civil union partner, domestic partner     Rock symbol are service marks of Prudential Financial, Inc. and
or spouse to continue the annuity within the meaning of the tax    its related entities
law upon the death of the first partner under the annuity's
"spousal continuance" provision. Same sex spouses are encouraged to consult a tax advisor prior to purchasing this annuity.

TRANSACTION CONFIRMATIONS: We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, electronic fund transfer, Systematic Withdrawal/ Required Minimum Distribution / 72(t) / 72(q) programs, auto rebalancing, and Dollar Cost Averaging in quarterly statements instead of confirming those transactions immediately.
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